UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 12, 2011

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Approval of First-Half Bonuses Pursuant to 2011 Cash Bonus Plan

On August 12, 2011, pursuant to the 2011 cash bonus plan of Advanced Analogic Technologies Incorporated (the “Company”), the Company’s board of directors approved the following cash bonuses for named executive officers based upon the achievement of specified net revenue, non-GAAP EBITDA and gross margin targets for the first half of fiscal year 2011, which bonuses will be paid in the third quarter of 2011:

Named Executive Officer	First Half 2011 Bonus Amount
Richard K. Williams President, Chief Executive Officer and Chief Technical Officer	$101,000
Ashok Chandran Vice President, Chief Accounting Officer and interim Chief Financial Officer	$62,000
Jun-Wei Chen Vice President of Technology	$39,000
Kevin D’Angelo Vice President of Advanced Products and Fellow	$34,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer
and interim Chief Financial Officer
Date: August 18, 2011